UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540

Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

Closed-end Funds

Global High Income Fund Inc.
Annual Report
October 31, 2012

Global High Income Fund Inc.:
Managed distribution policy—key points to note

  The Fund has a managed distribution policy. Effective June 2012, the Fund makes regular monthly distributions at an annualized rate equal to 7% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From August 2009 through the monthly distribution for May 2012, the annualized rate had been 8%.)

  To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

  You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

  The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The estimated amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099- DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

  The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

  Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Global High Income Fund Inc.

December 14, 2012

Dear shareholder,
We present you with the annual report for Global High Income Fund Inc. (the “Fund”) for the 12 months ended October 31, 2012.

Performance
During the 12 months ended October 31, 2012, the Fund returned 11.53% on a net asset value (“NAV”) basis, and 9.79% on a market price basis. Over the same period, the median for the Fund’s Lipper Emerging Markets Debt Funds peer group returned 13.19% on a NAV basis and 18.22% on a market price basis. In comparison, the Fund’s benchmark, the Global High Income Fund Index (the “Index”), returned 11.81%. (For more performance information, including a description of the Index, please refer to “Performance at a glance’’ on page 5.)

The Fund did not use structural leverage during the reporting period. This means the Fund did not have preferred stock outstanding or borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at both a discount and a premium to its NAV during the period. The Fund began the period trading at a discount, and then shifted to trading at a premium to its NAV from January through April 2012. The Fund traded at a discount to its NAV for the remainder of the period. On the last trading day of the preceding fiscal year, October 31, 2011, the Fund traded at a discount of 3.6%. At the close of the current fiscal period, October 31, 2012, the Fund traded at a discount of 5.3%. As of the same dates, the Lipper peer group medians reported discounts of 8.5% and 5.1%, respectively.

Global High Income
Fund Inc.

Investment goals:
Primarily, high level of
current income; secondarily,
capital appreciation

Portfolio management:
Portfolio management team,
including Uwe Schillhorn
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Distribution payments:
Monthly

A fund trades at a premium when the market price at which its shares trade is more than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How did emerging markets debt perform over the reporting period?
A.	The emerging markets debt asset class generated very strong results during the 12 month reporting period. The asset class was supported by generally robust demand from investors looking to generate incremental yield in the low interest rate environment. Although economic growth in emerging markets countries moderated during the reporting period, it remained significantly higher than in most developed economies. In addition, investor sentiment was buoyed late in the period as the US Federal Reserve Board ( the “Fed”), the European Central Bank and the Bank of Japan all introduced new policy accommodation programs to help stimulate growth. While there were periods of weakness in the asset class, typically triggered by macro issues such as the European sovereign debt crisis, concerns about China’s economy and the US November elections, these setbacks proved to be only temporary.

1

Global High Income Fund Inc.

During the 12 months ended October 31, 2012, US dollar-denominated emerging markets debt, as measured by the JP Morgan Emerging Markets Bond Index Global (EMBI Global), posted a return of 16.33%. Local market investments (emerging markets debt denominated in the currency of the issuer) returned 7.25%, as measured by the JP Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). We believe local markets’ relative underperformance was not driven by fundamental issues, but rather by stronger demand for US dollar-denominated emerging markets debt, especially during periods of market volatility.

Q.	The Fund underperformed its benchmark during the period. What factors negatively impacted its performance?
A.	The following strategies detracted from performance during the reporting period.
  Our overweight to local currencies was not rewarded. We maintained the Fund’s longstanding overweight to local currencies during the fiscal year. This detracted from results as local currencies underperformed US dollar-denominated emerging markets debt. For example, overweights to the Brazilian real, the Indian rupee and Indonesian rupiah were detrimental to the Fund’s performance.

  An overweight to Argentine US dollar-denominated debt was negative. While our overweight to Argentina was beneficial at times, overall, it was a large detractor from performance. In particular, debt issued by the country sold off in April 2012 when the government renationalized Argentina’s oil company. Another sharp decline occurred late in the fiscal year when a court ruled that Argentina must distribute roughly $1.33 billion to bondholders when it repays its debts stemming from its 2001 default. Investment sentiment soured given the uncertainties associated with the ruling and whether Argentina would abide by the court’s decision

  Underweights to certain countries’ US dollar-denominated debt was a drag on results. In particular, underweights to higher quality countries such as Peru, Colombia and Brazil detracted from performance as they generated strong results given generally robust demand.
Q.	What factors positively impacted the Fund’s performance during the period?
A.	The following strategies were positive contributors to performance during the reporting period.
  An overweight to Brazilian long duration local bonds aided results. The Fund was rewarded for having an overweight position in long duration local bonds issued by Brazil, as their yields moved lower and their prices rose. Investor sentiment for the country was supported by central bank rate cuts that were initiated to stimulate growth. In addition, inflation in Brazil stabilized.

  The Fund’s exposure to long duration local bonds from Mexico was beneficial. Demand for this debt was strong overall given the attractive yields and the country’s relatively stable local currency.

  An overweight to US dollar-denominated sovereign debt from several countries was additive for results. In particular, the Fund’s overweight to higher yielding debt from countries such as Belarus and Sri Lanka contributed to performance as robust demand caused their spreads1 to narrow and return to more expected levels.
[1] “Spread” is the difference between the yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies the market is factoring in greater risk of default for the lower rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities.

2

Global High Income Fund Inc.

  Favoring certain quasi-sovereign bonds2 was a positive contributor. In a number of instances, we chose to invest in quasi-sovereigns versus their government sovereign counterparts. In particular, the Fund benefited from owning quasi-sovereigns in Russia, the Philippines and the United Arab Emirates, as they offered superior yields, yet comparable risk versus their government sovereign debt.
Q.	Were there any significant adjustments to the Fund’s positioning during the reporting period?
A.	Several adjustments were made to the portfolio during the reporting period. The emerging markets debt asset class declined early in the period given a host of macro issues. With valuations becoming more attractive, we increased the Fund’s overall risk exposure and benefited from the strong rally that occurred at the beginning of 2012. We then pared the Fund’s risk exposure which helped performance when the asset class declined in May. We again added to the Fund’s risk exposure, due to more compelling valuations, and were rewarded given the sharp rally that took place in July and August. Toward the end of the period, we reduced the Fund’s risk exposure as valuations looked less attractive. In addition, concerns about a number of macro issues impacted investor sentiment.

Q.	What derivative instruments had the greatest impact on Fund performance during the reporting period?
A.	Currency forwards and currency options to manage the Fund’s overall currency exposure were among the most commonly utilized instruments. (A currency forward is an agreement between two parties to exchange a certain amount in currencies at a certain rate at a future date.) Despite risk reduction through the use of foreign exchange derivatives, elevated market volatility led to higher losses for overweight currency positions versus gains on hedged currency positions. As a result, overall currency strategy negatively contributed to relative performance.

The Fund also used credit default swaps (a type of credit derivative) and structured notes to adjust the Fund’s exposure to the debt of certain emerging markets countries, such as Argentina. Whereas credit default swaps were generally used to adjust the Fund’s US dollar-denominated debt exposure, structured notes were employed almost exclusively to gain access to various local markets. The Fund’s overall management of its US dollar-denominated assets, including derivatives, posted a nearly neutral contribution to performance. At the same time, some country allocation and management of local currency assets detracted from performance.

A separate discussion providing an update on the Fund’s expanded use of derivatives appears in the “General Information” portion of this report further below under the caption “Update regarding the use of derivatives by the Fund.”

Q.	What is your outlook for the emerging markets debt asset class?
A.	We maintain our positive long-term outlook for the emerging markets debt asset class. However, given a number of unresolved macro issues, including the approaching fiscal cliff in the US, the ongoing European sovereign debt crisis and slowing growth in most developed countries, we could see periods of volatility in the coming months. Therefore, as discussed, we recently reduced certain holdings to capture profits and reduce the Fund’s overall risk exposure. Should spreads widen from current levels, we would look to add to our risk exposure.

We have maintained our local currency exposure, although we have become more cautious in terms of local duration exposure given our outlook for 2013. Exceptions are our long duration exposures in Brazil, Mexico and India, based on country-specific events and opportunities. Looking ahead, we believe the gap between growth rates between emerging and developed countries will remain in place in 2013. We feel this should be supportive for the emerging markets debt asset class over the long-term.

[2] Debt issued by an agency that has government backing. This distinguishes this type of debt from sovereign debt, which is issued directly by a government.

3

Global High Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Uwe Schillhorn, CFA
President	Portfolio Management Team Member
Global High Income Fund Inc.	Global High Income Fund Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended October 31, 2012. The views and opinions in the letter were current as of December 14, 2012.They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

4

Global High Income Fund Inc.

Performance at a glance (unaudited)
Average annual total returns for periods ended 10/31/12

Net asset value returns	1 year	5 years	10 years
Global High Income Fund Inc.	11.53%	7.50%	11.56%
Lipper Emerging Markets Debt Funds median	13.19	8.89	12.75
Market price returns
Global High Income Fund Inc.	9.79%	8.03%	10.85%
Lipper Emerging Markets Debt Funds median	18.22	12.45	13.94
Index returns
Global High Income Fund Index[1]	11.81%	9.15%	12.00%
J.P. Morgan Emerging Markets Bond
Index Global (EMBI Global)[2]	16.33	9.98	11.94

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Global High Income Fund Index is an unmanaged index compiled by UBS Global Asset Management (Americas) Inc. constructed as follows: from the Fund’s inception until 12/31/93: 100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/94 to 11/05/06: 100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/06/06 to 03/31/08: 70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 04/01/08 to 05/31/08: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 06/01/08 to Present: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Emerging Market Debt Fund” category, which includes both leveraged and non-leveraged closed-end funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities.

5

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics[1]	10/31/12	04/30/12	10/31/11
Net asset value	$13.45	$13.16	$13.00
Market price	$12.74	$13.04	$12.54
12-month dividends/distributions	$0.9889	$1.0600	$1.4033
Monthly dividend/distribution at period-end	$0.0792	$0.0867	$0.0833
Net assets (mm)	$290.4	$284.2	$280.8
Weighted average maturity (yrs.)	11.2	11.5	11.4
Modified duration (yrs.)[2]	7.2	7.0	6.9

Currency exposure[3]	10/31/12	04/30/12	10/31/11
US dollar denominated	36.4%	44.9%	50.3%
Foreign denominated	63.6	55.1	49.7
Total	100.0%	100.0%	100.0%

Top ten countries (bond holdings)[4]	10/31/12		04/30/12		10/31/11
Brazil	12.1%	Brazil	11.8%	Brazil	12.5%
Russia	7.7	South Africa	6.9	South Africa	8.5
Indonesia	7.2	Turkey	5.5	Indonesia	7.1
Turkey	6.1	Indonesia	5.5	Mexico	7.1
Mexico	5.5	Russia	5.4	Russia	6.9
Venezuela	5.3	Mexico	5.4	Venezuela	5.1
India	5.0	Venezuela	5.3	Turkey	4.9
South Africa	4.9	Malaysia	4.7	Malaysia	4.8
Peru	3.4	Peru	3.2	Argentina	4.2
Poland	2.8	China	3.0	Peru	3.0
	60.0%		56.7%		64.1%

Credit quality[5]	10/31/12	04/30/12	10/30/11
AA	2.6%	3.4%	0.9%
A	7.9	12.2	12.5
BBB	19.6	19.7	17.9
BB	13.8	12.7	10.7
B	10.4	10.3	11.9
CC	—	—	0.2
Non-rated	39.7	37.0	39.4
Cash equivalents	3.8	4.6	5.9
Other assets less liabilities	2.2	0.1	0.6
Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Exposure represents a percentage of market value as of dates indicated.
[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

6

Global High Income Fund Inc.

Industry diversification (unaudited) As a percentage of net assets As of October 31, 2012
Bonds
Corporate bonds
Building products	0.07%
Commercial banks	5.40
Construction materials	0.13
Diversified financial services	2.74
Electric utilities	1.72
Food products	0.07
Machinery	0.34
Metals & mining	0.33
Oil, gas & consumable fuels	5.61
Paper & forest products	0.16
Road & rail	0.95
Specialty retail	0.21
Total corporate bonds	17.73
Non-US government obligations	66.54
Convertible bond	1.21
Structured notes	8.43
Total bonds	93.91
Short-term investment	3.81
Options purchased	0.06
Total investments	97.78
Cash and other assets, less liabilities	2.22
Net assets	100.00%

7

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

Security description	Face amount		Value
Bonds—93.91%
Corporate bonds—17.73%
Argentina—0.09%
WPE International
Cooperatief UA,
10.375%, due 09/30/20[1]		$300,000	$255,000
Bermuda—0.11%
China Oriental Group Co. Ltd.,
7.000%, due 11/17/17[1]		380,000	332,500
Brazil—1.16%
Banco do Brasil SA,
5.875%, due 01/26/22[2]		2,100,000	2,296,875
Banco do Nordeste do Brasil SA,
4.375%, due 05/03/19[1]		300,000	311,250
Caixa Economica Federal,
2.375%, due 11/06/17[2]		200,000	198,878
Centrais Eletricas Brasileiras SA,
5.750%, due 10/27/21[2]		500,000	558,750
Union National FIDC Trust 2006,
Series 2007-2
due 07/01/10[2,3,4,5]	BRL	1,832,665	108
Series 3, due 07/01/10[2,3,4,5]		2,075,000	122
Series 4, due 05/01/11[1,3,4,5]		3,560,082	210
			3,366,193
Cayman Islands—0.67%
China Automation Group Ltd.,
7.750%, due 04/20/16		$1,150,000	979,181
China Liansu Group
Holdings Ltd.,
7.875%, due 05/13/16[1]		200,000	202,750
China Shanshui Cement
Group Ltd.,
10.500%, due 04/27/17[1]		360,000	391,500
Mongolian Mining Corp.,
8.875%, due 03/29/17[1]		360,000	367,200
			1,940,631
Croatia—0.07%
Agrokor DD,
8.875%, due 02/01/20[2]		200,000	207,000
Czech Republic—0.16%
EP Energy AS,
5.875%, due 11/01/19[2]	EUR	350,000	453,653
India—0.47%
Bank of India,
6.250%, due 02/16/21[1]		$700,000	759,463
ICICI Bank Ltd.,
5.750%, due 11/16/20[1]		550,000	597,245
			1,356,708
Indonesia—0.79%
Majapahit Holding BV,
7.250%, due 06/28/17[2]		100,000	119,000
Pertamina Persero PT,
6.000%, due 05/03/42[2]		1,700,000	1,925,250
6.500%, due 05/27/41[1]		200,000	239,500
			2,283,750
Kazakhstan—0.88%
Alliance Bank JSC,
10.500%, due 03/25/17[1]		350,000	320,250
Development Bank of
Kazakhstan JSC,
5.500%, due 12/20/15[2]		850,000	922,250
Kazakhstan Temir Zholy
Finance BV,
6.950%, due 07/10/42[1]		350,000	420,000
6.950%, due 07/10/42[2]		750,000	900,000
			2,562,500
Mexico—1.25%
Comision Federal de
Electricidad,
5.750%, due 02/14/42[2]		500,000	570,000
Grupo Papelero Scribe SA,
8.875%, due 04/07/20[1]		550,000	481,250
Hipotecaria Su Casita SA,
7.500%, due 06/29/18[1,3,6]		498,200	32,383
Pemex Project Funding
Master Trust,
6.625%, due 06/15/35		2,050,000	2,557,375
			3,641,008
Peru—0.34%
Bancode Creditodel Peru,
5.375%, due 09/16/20[1]		900,000	990,000
Philippines—1.29%
National Power Corp.,
9.625%, due 05/15/28		2,360,000	3,746,500
Russia—4.73%
RSHB Capital SA for OJSC
Russian Agricultural Bank,
7.125%, due 01/14/14[2]		300,000	316,875
7.500%, due 03/25/13	RUB	80,000,000	2,560,138
9.000%, due 06/11/14[2]		$550,000	609,125
SB Capital SA,
5.180%, due 06/28/19[1]		2,550,000	2,708,737
5.717%, due 06/16/21[1]		330,000	360,129
6.125%, due 02/07/22[1]		320,000	358,090
VEB Finance Ltd.,
6.025%, due 07/05/22[2]		200,000	224,178
6.800%, due 11/22/25[1]		900,000	1,062,000
6.800%, due 11/22/25[2]		1,000,000	1,180,000
6.902%, due 07/09/20[2]		850,000	1,005,125

8

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

Security description	Face amount		Value
Bonds—(continued)
Corporate bonds—(concluded)
Russia—(concluded)
Vnesheconombank, Series 6,
7.900%, due 10/13/20[7]	RUB	75,000,000	$2,307,471
VTB Bank OJSC GDR,
6.551%, due 10/13/20[1]		$1,000,000	1,055,000
			13,746,868
South Africa—0.71%
Edcon Pty Ltd.,
9.500%, due 03/01/18[1]		300,000	282,000
9.500%, due 03/01/18[2]		350,000	329,000
Transnet Ltd., Series 2,
10.000%, due 03/30/29	ZAR	12,000,000	1,459,120
			2,070,120
Turkey—0.69%
Export Credit Bank of Turkey,
5.375%, due 11/04/16[2]		$700,000	750,050
5.875%, due 04/24/19[2]		400,000	438,000
Turkiye Halk Bankasi AS,
4.875%, due 07/19/17[2]		800,000	818,000
			2,006,050
Ukraine—0.93%
Biz Finance PLC,
11.000%, due 02/03/14	UAH	15,000,000	1,451,672

NAK Naftogaz Ukraine,
9.500%, due 09/30/14		$1,220,000	1,241,350
			2,693,022
United Arab Emirates—1.82%
IPIC GMTN Ltd.,
5.500%, due 03/01/22[1]		3,650,000	4,217,575
5.500%, due 03/01/22[2]		500,000	577,750
6.875%, due 11/01/41[1]		350,000	474,250
			5,269,575
Venezuela—1.57%
Petroleos de Venezuela SA,
5.250%, due 04/12/17[1]		350,000	273,875
5.375%, due 04/12/27[1]		1,150,000	721,625
8.500%, due 11/02/17[1]		1,380,000	1,235,100
8.500%, due 11/02/17[2]		2,500,000	2,237,500
9.000%, due 11/17/21[1]		120,000	99,000
			4,567,100
Total corporate bonds
(cost $53,015,607)			51,488,178
Non-US government obligations—66.54%
Albania—0.82%
Republic of Albania,
7.500%, due 11/04/15	EUR	1,800,000	2,374,202
Argentina—1.55%
Republic of Argentina,
4.191%, due 12/15/35[8]		$2,200,000	168,187
6.270%, due 12/15/35[8]		14,290,000	929,048
6.270%, due 12/15/35[8]		15,601,737	847,222
Series VII, 7.000%,
due 09/12/13		675,000	639,075
Series X, 7.000%,
due 04/17/17		650,000	491,480
7.820%, due 12/31/33	EUR	358,647	266,132
8.280%, due 12/31/33		$1,030,787	659,704
Series NY, 8.280%,
due 12/31/33		351,143	233,861
Series 1, 8.750%,
due 06/02/17		322,897	268,005
			4,502,714
Belarus—0.99%
Republic of Belarus,
8.750%, due 08/03/15[1]		2,750,000	2,729,375
8.950%, due 01/26/18[1]		150,000	148,875
			2,878,250
Brazil—10.90%
Federal Republic of Brazil,
5.625%, due 01/07/41		1,570,000	2,017,450
6.000%, due 08/15/50[9]	BRL	1,340,000	2,002,747
Letrasdo Tesouro Nacional,
6.872%, due 04/01/13[10]		4,750,000	2,274,848
Notas do Tesouro Nacional,
Series B,
6.000%, due 08/15/16[9]		4,100,000	4,949,461
6.000%, due 05/15/45[9]		9,250,000	13,635,381
Series F,
10.000%, due 01/01/13		5,625,000	2,775,425
10.000%, due 01/01/17		1,280,000	662,469
10.000%, due 01/01/21		6,428,000	3,336,283
			31,654,064
Chile—1.72%
Bonos de la Tesoreria
de la Republica,
3.000%, due 07/01/17[9]	CLP	1,297,435,140	2,761,118
Bonos de la Tesoreria de la
Republica en pesos,
6.000%, due 01/01/20		245,000,000	528,536
6.000%, due 01/01/22		215,000,000	466,811
Bonos del Banco Central de
Chile en Pesos,
6.000%, due 02/01/21		140,000,000	303,199
6.000%, due 03/01/22		70,000,000	152,129
Republic of Chile,
2.250%, due 10/30/22		$800,000	790,864
			5,002,657

9

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

Security description	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
China—0.18%
China Government Bond,
2.480%, due 12/01/20	CNY	3,500,000	$533,092
Colombia—2.49%
Republic of Colombia,
4.375%, due 07/12/21		$1,500,000	1,725,000
6.125%, due 01/18/41		150,000	204,750
7.375%, due 09/18/37		575,000	886,938
7.750%, due 04/14/21	COP	1,925,000,000	1,323,733
8.125%, due 05/21/24		$250,000	376,250
9.850%, due 06/28/27	COP	3,200,000,000	2,712,732
			7,229,403
Croatia—0.19%
Republic of Croatia,
6.250%, due 04/27/17[2]		$500,000	548,750
Dominican Republic—0.22%
Republic of Dominica,
7.500%, due 05/06/21[2]		550,000	640,750
El Salvador—0.39%
Republic of El Salvador,
7.750%, due 01/24/23[1]		320,000	380,000
8.250%, due 04/10/32[1]		615,000	747,225
			1,127,225
Hungary—1.77%
Hungarian Development Bank,
5.875%, due 05/31/16	EUR	1,200,000	1,539,826
Hungary Government Bond,
6.000%, due 11/24/23	HUF	200,000,000	847,159
6.500%, due 06/24/19		90,000,000	410,139
6.750%, due 02/24/17		70,000,000	325,062
7.500%, due 11/12/20		380,000,000	1,828,580
7.625%, due 03/29/41		$150,000	178,875
			5,129,641
Indonesia—6.41%
Indonesia Treasury Bond,
9.500%, due 07/15/23	IDR 29,400,000,000		3,917,959
11.750%, due 08/15/23		4,600,000,000	699,219
12.000%, due 09/15/26		12,215,000,000	1,948,932
Republic of Indonesia,
4.875%, due 05/05/21[1]		$1,500,000	1,710,000
4.875%, due 05/05/21[2]		2,480,000	2,827,200
5.875%, due 03/13/20[1]		740,000	890,775
6.625%, due 02/17/37[1]		920,000	1,232,800
7.750%, due 01/17/38[1]		3,135,000	4,749,525
8.500%, due 10/12/35[1]		400,000	642,500
			18,618,910
Latvia—0.10%
Republic of Latvia,
5.250%, due 02/22/17[1]		250,000	274,375
Lithuania—0.42%
Republic of Lithuania,
6.125%, due 03/09/21[1]		450,000	540,000
6.125%, due 03/09/21[2]		250,000	300,000
6.625%, due 02/01/22[2]		300,000	370,854
			1,210,854
Malaysia—2.46%
Malaysia Government Bond,
3.197%, due 10/15/15	MYR	10,300,000	3,397,715
3.580%, due 09/28/18		2,600,000	864,419
3.892%, due 03/15/27		1,400,000	470,420
4.262%, due 09/15/16		5,100,000	1,745,067
4.392%, due 04/15/26		1,900,000	672,423
			7,150,044
Mexico—4.29%
Mexican Bonos,
Series M,
6.500%, due 06/10/21	MXN	10,700,000	880,928
10.000%, due 11/20/36		2,000,000	217,111
Mexican Udibonos,
2.500%, due 12/10/20[9]		3,200,000	1,282,496
4.000%, due 11/15/40[9]		8,800,000	4,164,316
United Mexican States,
4.750%, due 03/08/44		$1,500,000	1,665,000
6.050%, due 01/11/40		2,030,000	2,710,050
Series A,
6.750%, due 09/27/34		450,000	634,500
7.500%, due 04/08/33		600,000	904,500
			12,458,901
Mongolia—0.55%
Development Bank of
Mongolia LLC,
5.750%, due 03/21/17[1]		1,500,000	1,584,300
Montenegro—0.70%
Republic of Montenegro,
7.875%, due 09/14/15	EUR	1,550,000	2,043,769
Nigeria—1.02%
Nigeria Treasury Bills,
12.786%, due 09/05/13[10]	NGN	135,000,000	765,996
12.531%, due 04/25/13[10]		65,000,000	387,457
13.092%, due 03/21/13[10]		250,000,000	1,513,084
Republic of Nigeria,
14.856%, due 04/04/13[2,10]		51,000,000	307,614
			2,974,151
Pakistan—0.29%
Islamic Republic of Pakistan,
6.875%, due 06/01/17[1]		$250,000	225,000
7.875%, due 03/31/36[1]		830,000	605,900
			830,900

10

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

Security description	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
Peru—3.08%
Peru Government Bond,
Series 7, 8.200%,
due 08/12/26	PEN	1,442,000	$762,257
Republic of Peru,
5.625%, due 11/18/50		$2,170,000	2,821,000
6.900%, due 08/12/37[1]	PEN	1,750,000	827,327
6.950%, due 08/12/31[2]		1,750,000	821,033
7.840%, due 08/12/20[1]		6,700,000	3,189,862
8.750%, due 11/21/33		$300,000	524,250
			8,945,729
Poland—2.83%
Government of Poland,
5.000%, due 03/23/22		1,200,000	1,398,000
5.500%, due 10/25/19	PLN	6,000,000	2,019,795
5.750%, due 09/23/22		14,000,000	4,803,408
			8,221,203
Qatar—0.55%
Qatar Government
International Bond,
5.750%, due 01/20/42[1]		$350,000	449,750
5.750%, due 01/20/42[2]		900,000	1,156,500
			1,606,250
Romania—0.22%
Romanian Government
International Bond,
6.750%, due 02/07/22[1]		100,000	115,625
6.750%, due 02/07/22[2]		450,000	520,313
			635,938
Russia—2.96%
Russian Federation,
5.625%, due 04/04/42[1]		200,000	241,000
5.625%, due 04/04/42[2]		1,000,000	1,205,000
7.500%, due 03/31/30[1,11]		35,650	45,097
7.500%, due 03/31/30[2,11]		1,630,281	2,062,306
7.600%, due 04/14/21	RUB	155,000,000	5,047,983
			8,601,386
Serbia—0.74%
Republic of Serbia,
6.750%, due 11/01/24[1,11]		$2,158,334	2,136,751
South Africa—4.20%
Republic of South Africa,
2.500%, due 01/31/17[9]	ZAR	10,773,488	1,361,843
2.750%, due 01/31/22[9]		14,557,463	1,924,965
4.665%, due 01/17/24		$1,810,000	2,004,575
5.500%, due 03/09/20		100,000	117,250
5.500%, due 12/07/23[9]	ZAR	5,525,346	918,420
6.750%, due 03/31/21		18,000,000	2,085,053
8.000%, due 12/21/18		30,000,000	3,787,441
			12,199,547
Sri Lanka—1.83%
Republic of Sri Lanka,
6.250%, due 10/04/20[1]		$1,700,000	1,908,250
6.250%, due 10/04/20[2]		550,000	617,375
6.250%, due 07/27/21[1]		900,000	1,004,625
6.250%, due 07/27/21[2]		1,000,000	1,116,250
7.400%, due 01/22/15[1]		600,000	658,500
			5,305,000
Thailand—2.61%
Thailand Government Bond,
1.200%, due 07/14/21[9]	THB	154,995,620	5,174,813
2.800%, due 10/10/17		74,900,000	2,412,675
			7,587,488
Turkey—5.36%
Government of Turkey,
10.500%, due 01/15/20	TRY	12,100,000	7,779,777
Republic of Turkey,
5.125%, due 03/25/22		$1,450,000	1,620,375
5.625%, due 03/30/21		1,000,000	1,157,500
6.000%, due 01/14/41		900,000	1,055,250
6.250%, due 09/26/22		1,300,000	1,569,750
6.750%, due 05/30/40		750,000	965,625
6.875%, due 03/17/36		250,000	321,562
7.250%, due 03/05/38		250,000	338,125
7.500%, due 11/07/19		200,000	253,250
8.000%, due 02/14/34		350,000	501,375
			15,562,589
Ukraine—0.58%
Financing of Infrastructural
Projects State Enterprise,
8.375%, due 11/03/17[2]		1,150,000	1,092,500
Government of Ukraine,
9.250%, due 07/24/17[2]		550,000	598,813
			1,691,313
Uruguay—0.07%
Oriental Republic of Uruguay,
6.875%, due 09/28/25		150,000	207,000
Venezuela—3.73%
Republic of Venezuela,
6.000%, due 12/09/20[1]		500,000	380,000
7.000%, due 03/31/38[1]		3,250,000	2,323,750
7.650%, due 04/21/25		2,850,000	2,237,250
7.750%, due 10/13/19[1]		150,000	130,125
8.250%, due 10/13/24[1]		3,400,000	2,796,500
9.250%, due 09/15/27		500,000	447,500
9.250%, due 05/07/28[1]		280,000	245,700
9.375%, due 01/13/34		2,550,000	2,256,750
			10,817,575

11

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

Security description	Face amount		Value
Bonds—(concluded)
Non-US government obligations—(concluded)
Vietnam—0.18%
Socialist Republic of Vietnam,
6.750%, due 01/29/20[1]		$200,000	$231,250
6.875%, due 01/15/16[1]		250,000	277,500
			508,750
Zambia—0.14%
Republic of Zambia,
5.375%, due 09/20/22[2]		400,000	403,000
Total Non-US government obligations
(cost $174,402,745)			193,196,471
Convertible bond—1.21%
China—1.21%
China Petroleum &
Chemical Corp.,
6.690%, due 04/24/14[10]
(cost $3,264,360)	HKD	23,000,000	3,503,397
Structured notes—8.43%
Ghana—1.03%
Citigroup Funding Inc,
14.990%, due 03/14/13[1,10]
(linked to Ghana
Government Bonds,
14.990%, due 03/14/13)		$900,000	605,513
14.990%, due 03/13/13[1,10]
(linked to Ghana Government
Bonds, 14.990%, due 03/13/13)		900,000	609,227
14.990%, due 03/14/13[1,10]
(linked to Ghana Government
Bonds, 14.990%, due 03/14/13)		1,100,000	744,696
22.984%, due 08/23/17[2,10]
(linked to Ghana Government
Bonds, 22.984%, due 08/23/17)		1,750,000	1,030,570
			2,990,006
India—4.51%
Standard Chartered Bank,
7.830%, due 04/13/18[2]
(linked to Indian
Government Bonds,
7.830%, due 04/13/18)		2,496,960	2,455,784
8.130%, due 09/23/22[2]
(linked to Indian
Government Bonds,
8.130%, due 09/23/22)		5,918,535	5,774,947
8.130%, due 09/23/22[2]
(linked to Indian
Government Bonds,
8.130%, due 09/23/22)		3,235,610	3,130,997
8.130%, due 09/23/22[2]
(linked to Indian
Government Bonds,
8.130%, due 09/23/22)		1,792,460	1,741,694
			13,103,422
Nigeria—0.96%
Credit Suisse International,
15.644%, due 02/21/13[2,10]
(linked to Nigeria Treasury Bill,
15.644%, due 02/21/13)	NGN	103,000,000	629,660
HSBC Bank PLC,
15.786%, due 03/30/13[2,10]
(linked to Nigeria Treasury Bill,
15.786%, due 03/30/13)		$1,898,735	1,796,678
Republic of Nigeria,
16.288%, due 03/07/13[2,10]
(linked to Nigeria Treasury Bill,
16.288%, due 03/07/13)	NGN	58,000,000	352,590
			2,778,928
Serbia—1.02%
Citigroup Funding Inc,
13.000%, due 02/25/13[2,10]
(linked to Serbian Treasury Bill,
13.000%, due 02/25/13)		$2,850,000	2,952,885
Sri Lanka—0.91%
Citigroup Funding Inc,
5.800%, due 07/20/17[2]
(linked to Sri Lanka
Government Bonds,
5.800%, due 07/20/17)	LKR	110,000,000	622,097
8.000%, due 06/20/17[2]
(linked to Sri Lanka
Government Bonds,
8.000%, due 06/20/17)		240,000,000	1,533,567
8.500%, due 02/06/18[2]
(linked to Sri Lanka
Government Bonds,
8.500%, due 02/06/18)		80,000,000	496,190
			2,651,854
Total structured notes
(cost $25,595,777)			24,477,095
Total bonds
(cost $256,278,489)			272,665,141

		Shares
Short-term investment—3.81%
Investment company—3.81%
UBS Cash Management Prime
Relationship Fund[12]
(cost $11,067,701)		11,067,701	11,067,701

12

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

	Face amount covered by contacts	Value
Options Purchased*—0.06%
Call Options—0.02%
Foreign Exchange Option, Buy
USD/CZK, strike @ CZK 20.40,
expires December 2012	$3,380,000	$13,767
Foreign Exchange Option,Buy
USD/SAR, strike @ SAR 3.75,
expires July 2013	10,587,500	19,858
Foreign Exchange Option, Buy
USD/SGD, strike @ SGD 1.23,
expires November 2012	3,880,000	2,653
Foreign Exchange Option, Buy
USD/SGD, strike @ SGD 1.23,
expires November 2012	3,200,000	2,069
Foreign Exchange Option, Buy
USD/SGD, strike @ SGD 1.27,
expires November 2012	2,240,000	12
Foreign Exchange Option, Buy
USD/SGD, strike @ SGD 1.29,
expires November 2012	3,010,000	1
Foreign Exchange Option, Buy
USD/TRY, strike @ TRY 1.87,
expires February 2013	2,310,000	19,973
		58,333
Put Options—0.04%
Foreign Exchange Option, Buy
USD/BRL, strike @ BRL 1.98,
expires November 2012	1,400,000	145
Foreign Exchange Option, Buy
USD/BRL, strike @ BRL 1.98,
expires December 2012	1,730,000	1,281
Foreign Exchange Option, Buy
USD/BRL, strike @ BRL 1.98,
expires December 2012	2,560,000	2,198
Foreign Exchange Option, Buy
USD/BRL, strike @ BRL 1.98,
expires December 2012	2,680,000	3,179
Foreign Exchange Option,Buy
USD/CNY, strike @ CNY 6.22,
expires January 2013	10,180,000	4,742
Foreign Exchange Option, Buy
USD/CNY, strike @ CNY 6.29,
expires January 2013	10,180,000	24,038
Foreign Exchange Option, Buy
USD/SAR, strike @ SAR 3.75,
expires July 2013	10,587,500	8,507
Foreign Exchange Option, Buy
USD/TRY, strike @ TRY 1.87,
expires February 2013	2,310,000	81,888
		125,978
Total options purchased
(cost $860,467)		184,311
Total investments—97.78%
(cost $268,206,657)		283,917,153
Cash and other assets,
less liabilities—2.22%		6,449,919
Net assets—100.00%		$290,367,072

13

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $268,402,275; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$29,700,801
Gross unrealized depreciation	(14,185,923)
Net unrealized appreciation of investments	$15,514,878

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 19. Portfolio footnotes begin on page 18.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/(depreciation)
BB	BRL	6,340,000	USD	3,101,154	12/19/12	$160
BB	IDR	25,126,650,000	USD	2,590,911	12/19/12	(9,145)
BB	INR	54,400,000	USD	1,019,873	12/19/12	17,893
BB	USD	1,223,853	CNY	7,840,000	01/25/13	22,945
BB	USD	6,059,105	CNY	37,930,000	01/25/13	(27,087)
BB	USD	5,011,961	HUF	1,147,087,499	12/19/12	202,253
BB	USD	8,755,105	IDR	85,187,166,958	12/19/12	59,893
BB	USD	6,170,635	MXN	81,868,900	12/19/12	51,462
BB	USD	1,664,398	MXN	21,400,000	12/19/12	(37,983)
BB	USD	7,350,649	MYR	22,790,687	12/19/12	105,097
BB	USD	6,046,592	RUB	198,297,999	12/19/12	221,180
CSI	BRL	22,098,994	USD	10,685,134	12/19/12	(123,833)
CSI	CLP	3,476,210,000	USD	7,124,476	12/19/12	(50,866)
CSI	CNY	12,852,000	USD	2,036,041	01/10/13	(10,934)
CSI	CNY	15,750,000	USD	2,511,161	01/25/13	6,434
CSI	COP	2,863,660,000	USD	1,569,989	12/19/12	15,428
CSI	INR	158,500,000	USD	2,996,219	12/19/12	76,850
CSI	USD	1,039,470	BRL	2,120,000	12/19/12	(2,545)
CSI	USD	3,238,851	CLP	1,557,710,000	12/19/12	(23,538)
CSI	USD	3,349,757	CNY	21,280,000	12/19/12	46,839
CSI	USD	2,051,233	CNY	12,852,000	01/10/13	(4,258)
CSI	USD	2,064,846	INR	117,180,000	12/19/12	93,462
CSI	USD	6,327,170	TRY	11,679,324	12/19/12	147,286
DB	PEN	5,150,000	USD	1,958,175	12/19/12	(23,482)
DB	THB	10,690,000	USD	340,121	12/19/12	(7,593)
DB	USD	91,940	KRW	103,992,900	12/20/12	3,162
DB	USD	601,764	PHP	25,250,000	12/19/12	10,882
DB	USD	7,895,125	PLN	26,755,000	12/19/12	438,242
DB	USD	3,743,577	THB	117,398,590	12/19/12	75,045
DB	USD	2,732,949	TWD	81,400,872	12/19/12	53,780
GSI	CNY	13,662,000	USD	2,156,590	01/10/13	(19,396)
GSI	USD	2,475,542	MXN	32,010,000	12/19/12	(42,759)
GSI	USD	1,911,187	ZAR	16,290,000	12/19/12	(45,932)
JPMCB	USD	5,089,943	CNY	31,889,000	01/25/13	(18,626)
MSCI	EUR	6,905,000	USD	8,947,761	01/18/13	(9,391)
Net unrealized appreciation on forward foreign currency contracts						$1,190,925

14

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 85 contracts (USD)	December 2012	$10,564,018	$10,561,250	$(2,768)
10 Year US Treasury Notes, 45 contracts (USD)	December 2012	5,978,571	5,986,406	7,835
US Treasury futures sell contracts:
US Long Bond, 45 contracts (USD)	December 2012	(6,766,787)	(6,719,063)	47,724
Net unrealized appreciation on futures contracts				$52,791

Options written

	Expiration date	Premiums received	Value
Put options
Foreign Exchange Option, Sell USD/BRL, USD 820,000
face amount covered by contracts, strike @ BRL 2.01	November 2012	$8,184	$(1,212)
Foreign Exchange Option, Sell USD/BRL, USD 960,000
face amount covered by contracts, strike @ BRL 2.01	December 2012	11,002	(2,582)
Foreign Exchange Option, Sell USD/BRL, USD 1,280,000
face amount covered by contracts, strike @ BRL 2.01	December 2012	15,053	(3,637)
Foreign Exchange Option, Sell USD/BRL, USD 1,340,000
face amount covered by contracts, strike @ BRL 2.01	December 2012	9,748	(4,356)
Total options written		$43,987	$(11,787)

Foreign exchange written option activity for the year ended October 31, 2012 was as follows:

Premiums received
Foreign exchange options outstanding at October 31, 2011	$438,879
Foreign exchange options written	2,488,604
Foreign exchange options terminated in closing purchase transactions	(2,883,496)
Foreign exchange options expired prior to exercise	—
Foreign exchange options outstanding at October 31, 2012	$43,987

Currency swap agreements3

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[14]	Receive rate[14]	Upfront payments made	Value	Unrealized appreciation
							6 month
BB	INR	308,000,000	USD	5,966,670	12/05/16	4.500%	USD LIBOR	$—	$361,783	$361,783
						6 month
CITI	USD	3,206,107	COP	6,300,000,000	06/11/13	USD LIBOR	5.250%	—	309,951	309,951
								$—	$671,734	$671,734

15

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[13]	Payments received by the Fund[13]	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
BB	KRW	3,250,000,000	08/19/16	3.530%	3 month CD KSDA	$—	$(67,584)	$(67,584)
BB	MYR	10,700,000	08/23/22	3 month KLIBOR	3.880%	—	(14,458)	(14,458)
CITI	KRW	2,900,000,000	08/26/16	3.410	3 month CD KSDA	—	(51,207)	(51,207)
CITI	MYR	1,950,000	08/24/15	3 month KLIBOR	3.505	—	6,662	6,662
CITI	MYR	14,550,000	08/23/22	3 month KLIBOR	3.860	—	(23,486)	(23,486)
DB	MYR	7,650,000	08/24/15	3 month KLIBOR	3.500	—	25,770	25,770
DB	MYR	20,450,000	08/23/22	3 month KLIBOR	3.860	—	(33,009)	(33,009)
DB	TWD	85,000,000	08/22/16	1.325	3 month TWCPBA	—	(33,607)	(33,607)
GSI	TWD	85,500,000	08/26/16	1.280	3 month TWCPBA	—	(29,764)	(29,764)
MLI	MXN	7,200,000	11/16/28	28 day MXIBTIIE	8.830	—	130,285	130,285
MLI	MXN	7,000,000	11/21/28	28 day MXIBTIIE	8.610	—	114,232	114,232
MLI	MYR	8,720,000	01/18/13	3 month KLIBOR	3.470	—	1,939	1,939
						$—	$25,773	$25,773

Credit default swaps on credit indices—buy protection14

Counterparty	Referenced Index[15]	Notional amount		Termination date	Payments made by the Fund[13]	Upfront payments received	Value	Unrealized depreciation
DB	CDX.EM Series 17 Index	USD	2,750,000	06/20/17	5.000%	$299,750	$(343,398)	$(43,648)
GSI	CDX.EM Series 17 Index	USD	2,600,000	06/20/17	5.000	280,020	(324,667)	(44,647)
						$579,770	$(668,065)	$(88,295)

Credit default swaps on sovereign issues—buy protection14

Counterparty	Referenced Obligation[15]	Notional amount		Termination date	Payments made by the Fund[13]	Upfront payments made	Value	Unrealized depreciation
CSI	Republic of Venezuela bond,
	9.250%, due 09/15/27	USD	1,450,000	12/20/17	5.000%	$(168,784)	$149,637	$(19,147)

16

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

Credit default swaps on sovereign issues—sell protection16

Counterparty	Referenced Obligation[15]	Notional amount	Termination date	Payments received by the Fund[13]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)	Credit spread[17]
BB	Republic of
	Argentina bond,
	8.280%,
	due 12/31/33	USD 2,900,000	09/20/15	5.000%	$360,003	$(733,726)	$(373,723)	17.104%
BB	Federal Republic
	of Brazil bond,
	12.250%,
	due 03/06/30	USD 180,000	06/20/22	1.000	14,775	(7,559)	7,216	1.504
BB	Federation of
	Russia bond,
	2.250%,
	due 03/31/30	USD 2,900,000	12/20/22	1.000	277,973	(272,570)	5,403	2.101
CSI	Republic of
	Argentina bond,
	8.280%,
	due 12/31/33	USD 200,000	12/20/13	5.000	2,331	(23,845)	(21,514)	17.360
CSI	United Mexican
	States bond,
	7.500%,
	due 04/08/33	USD 1,000,000	02/20/14	4.170	—	58,971	58,971	0.336
DB	Republic of
	Argentina bond,
	8.280%,
	due 12/31/33	USD 300,000	12/20/13	5.000	3,851	(35,768)	(31,917)	17.360
DB	Republic of
	Argentina bond,
	8.280%,
	due 12/31/33	USD 1,200,000	09/20/15	5.000	128,500	(303,611)	(175,111)	17.104
DB	Federal Republic
	of Brazil bond,
	12.250%,
	due 03/06/30	USD 800,000	06/20/22	1.000	64,908	(33,597)	31,311	1.504
					$852,341	$(1,351,705)	$(499,364)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$51,487,738	$440	$51,488,178
Non-US government obligations	—	193,196,471	—	193,196,471
Convertible bond	—	3,503,397	—	3,503,397
Structured notes	—	24,477,095	—	24,477,095
Short-term investment	—	11,067,701	—	11,067,701
Options purchased	—	184,311	—	184,311
Forward foreign currency contracts, net	—	1,190,925	—	1,190,925
Futures contracts, net	52,791	—	—	52,791
Options written	—	(11,787)	—	(11,787)
Swap agreements, net	—	(1,172,626)	—	(1,172,626)
Total	$52,791	$283,923,225	$440	$283,976,456

17

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate bonds	Common stock	Structured notes	Total
Beginning balance	$8,037,895	$0	$1,460,445	$9,498,340
Purchases	—	—	—	—
Issuances	—	—	—	—
Sales	(8,702,353)	(0)	(1,172,862)	(9,875,215)
Accrued discounts (premiums)	—	—	—	—
Total realized gain (loss)	2,858,809	—	(334,638)	2,524,171
Change in net unrealized appreciation/depreciation	(2,193,911)	—	47,055	(2,146,856)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$440	$—	$—	$440

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2012 was $(948).

Portfolio footnotes
*	Non-income producing security.
[1]

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At October 31, 2012, the value of these securities amounted to $53,929,580 or 18.57% of net assets.

[2]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $53,743,406 or 18.51% of net assets.

[3]	Security is illiquid. At October 31, 2012, the value of these securities and other derivative instruments amounted to $704,557 or 0.24% of net assets.
[4]	Security linked to closed-end fund or structured investment vehicle.
[5]	Security held past stated maturity date due to defaulted status. Bond is being traded based on potential future claim.
[6]	Security is in default.
[7]	Variable or floating rate security — The interest rate shown is the current rate as of October 31, 2012 and changes periodically.
[8]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[9]

Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

[10]	Rate shown reflects annualized yield at October 31, 2012 on zero coupon bond.
[11]	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2012. Maturity date disclosed is the ultimate maturity date.
[12]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.
Security description	Value 10/31/11	Purchases during the year ended 10/31/12	Sales during the year ended 10/31/12	Value 10/31/12	Income earned from affiliate for the year ended 10/31/12
UBS Cash Management Prime Relationship Fund	$16,615,794	$101,181,203	$106,729,296	$11,067,701	$19,935

13 Payments made or received are based on the notional amount.
14 If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

18

Global High Income Fund Inc.
Portfolio of investments—October 31, 2012

15 Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
16 If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
17 Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

Portfolio acronyms
ADR	American depositary receipt
CD KSDA	Korean Securities Dealer Association 91-day
Certificate of Deposit Rate
GDP	Gross domestic product
GDR	Global depositary receipt
JSC	Joint stock company

Counterparty abbreviations
BB	Barclays Bank PLC
CITI	Citibank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG

Currency abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
LKR	Sri Lanka Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit

KLIBOR	Korea Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28 Day Rate
OJSC	Open joint stock company
TWCPBA	Taiwan Secondary Markets Bills Rate

GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC

NGN	Nigerian Naira
PEN	Peru Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvna
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements	19

Global High Income Fund Inc.
Statement of assets and
liabilities—October 31, 2012

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$257,138,956)	$272,849,452
Investments in affiliated issuers, at value (cost—$11,067,701)	11,067,701
Total investments, at value (cost—$268,206,657)	283,917,153
Foreign currency, at value (cost—$1,397,915)	1,395,588
Cash	679,720
Interest receivable	5,596,711
Receivable for investments sold	842,048
Due from broker	6,484
Cash collateral for futures contracts	58,625
Foreign tax reclaims receivable	105,648
Cash collateral for swap agreements	550,000
Outstanding swap agreements, at value[1]	1,159,230
Unrealized appreciation on forward foreign currency contracts	1,648,293
Other assets	4,647
Total assets	295,964,147

Liabilities:
Outstanding swap agreements, at value[1]	2,331,856
Payable for investments purchased	1,705,787
Payable for investment advisory and administration fees	518,631
Unrealized depreciation on forward foreign currency contracts	457,368
Deferred capital gain country tax	324,086
Options written, at value (premiums received—$43,987)	11,787
Directors’ fees payable	3,049
Accrued expenses and other liabilities	244,511
Total liabilities	5,597,075

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized; 21,591,836 shares issued and outstanding	$280,838,723
Distributions in excess of net investment income	(6,963,691)
Accumulated net realized loss	(248,408)
Net unrealized appreciation	16,740,448
Net assets	$290,367,072
Net asset value per share	$13.45

1 Net upfront payments received by the Fund on outstanding swap agreements amounted to $1,263,327.

20	See accompanying notes to financial statements

Global High Income Fund Inc.
Statement of operations

Year ended October 31, 2012
Investment income:
Interest income, net of foreign withholding taxes of $83,164	$20,906,065
Affiliated interest	19,935
Total income	20,926,000

Expenses:
Investment advisory and administration fees	3,510,035
Custody and accounting fees	328,653
Professional fees	133,108
Reports and notices to shareholders	85,644
Listing fees	23,761
Transfer agency fees	18,516
Directors’ fees	17,557
Insurance expense	5,709
Other expenses	39,679
Total expenses	4,162,662
Less: Fee waivers by investment advisor and administrator	(352,082)
Net expenses	3,810,580
Net investment income	17,115,420

Realized and unrealized gains (losses)
from investment activities:
Net realized gain on:
Investments	3,815,670
Futures contracts	6,527
Options written	1,401,147
Swap agreements	50,547
Forward foreign currency contracts	410,267
Foreign currency transactions	1,353,292
Change in net unrealized appreciation/depreciation on:
Investments	5,579,546
Futures contracts	23,773
Options written	(232,083)
Swap agreements	(698,541)
Forward foreign currency contracts	2,062,360
Translation of other assets and liabilities denominated in foreign currency	32,633
Net realized and unrealized gain from investment activities	13,805,138
Net increase in net assets resulting from operations	$30,920,558

See accompanying notes to financial statements	21

Global High Income Fund Inc.
Statement of changes in net assets

	For the years ended October 31,
	2012	2011
From operations:
Net investment income	$17,115,420	$13,503,075
Net realized gain	7,037,450	11,124,780
Change in net unrealized appreciation/depreciation	6,767,688	(19,212,382)
Net increase in net assets resulting from operations	30,920,558	5,415,473
Dividends and distributions to
shareholders from:
Net investment income	(15,338,633)	(29,630,130)
Net realized gains	(6,013,534)	—
Return of capital	—	(669,693)
Total dividends and distributions to shareholders	(21,352,167)	(30,299,823)
Net increase (decrease) in net assets	9,568,391	(24,884,350)
Net Assets:
Beginning of year	280,798,681	305,683,031
End of year	$290,367,072	$280,798,681
Distributions in excess of net investment income	$(6,963,691)	$(6,593,134)

22	See accompanying notes to financial statements

Global High Income Fund Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.00	$14.16	$12.90	$9.82	$15.26
Net investment income[1]	0.79	0.63	0.77	0.76	0.84
Net realized and unrealized gains (losses)	0.65	(0.39)	1.55	3.30	(4.28)
Net increase (decrease) from operations	1.44	0.24	2.32	4.06	(3.44)
Dividends from net investment income	(0.71)	(1.37)	(1.06)	(0.72)	(0.95)
Distributions from net realized gains	(0.28)	—	—	—	(0.73)
Return of capital	—	(0.03)	—	(0.26)	(0.32)
Total dividends, distributions and return of capital	(0.99)	(1.40)	(1.06)	(0.98)	(2.00)
Net asset value, end of year	$13.45	$13.00	$14.16	$12.90	$9.82
Market price, end of year	$12.74	$12.54	$14.98	$11.47	$8.22
Total net asset value return[2]	11.53%	1.95%	18.91%	43.02%	(25.76)%
Total market price return[3]	9.79%	(6.98%)	41.52%	54.20%	(33.99)%
Ratios to average net assets:
Expenses before fee waivers by advisor	1.48%	1.50%	1.54%	1.56%	1.48%
Expenses after fee waivers by advisor	1.36%	1.44%	1.47%	1.51%	1.39%
Net investment income	6.10%	4.64%	5.76%	6.71%	6.01%
Supplemental data:
Net assets, end of year (000’s)	$290,367	$280,799	$305,683	$278,635	$212,049
Portfolio turnover rate	52%	71%	84%	104%	83%

1 Calculated using the average shares method.
2 Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
3 Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements	23

Global High Income Fund Inc.
Notes to financial statements

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments

24

Global High Income Fund Inc.
Notes to financial statements

are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

25

Global High Income Fund Inc.
Notes to financial statements

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim reporting periods beginning after December 15, 2011. During the period ended October 31, 2012, there were no transfers between Level 1 and Level 2 for the Fund.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Fund’s financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions

26

Global High Income Fund Inc.
Notes to financial statements

and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of October 31, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of October 31, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended October 31, 2012, except for forward currency contracts; for which the average volume during the year was greater than at year end. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for the Fund as of and for the year ended October 31, 2012 is as follows:

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward contracts[1]	$—	$—	$1,648,293	$1,648,293
Futures contracts[2]	55,559	—	—	55,559
Options purchased[1]	—	—	184,311	184,311
Swap agreements[1]	278,888	208,608	671,734	1,159,230
Total value	$334,447	$208,608	$2,504,338	$3,047,393

1 Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.
2 Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward contracts[1]	$—	$—	$(457,368)	$(457,368)
Futures contracts[2]	(2,768)	—	—	(2,768)
Options written[1]	—	—	(11,787)	(11,787)
Swap agreements[1]	(253,115)	(2,078,741)	—	(2,331,856)
Total value	$(255,883)	$(2,078,741)	$(469,155)	$(2,803,779)

1 Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, written options, at value and outstanding swap agreements, at value.
2 Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

27

Global High Income Fund Inc.
Notes to financial statements

Activities in derivative instruments during the year ended October 31, 2012 were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward contracts	$—	$—	$410,267	$410,267
Futures contracts	6,527	—	—	6,527
Options purchased[3]	—	—	(6,272,535)	(6,272,535)
Options written	—	—	1,401,147	1,401,147
Swap agreements	688,498	(612,113)	(25,838)	50,547
Total net realized gain (loss)	$695,025	$(612,113)	$(4,486,959)	$(4,404,047)
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$2,062,360	$2,062,360
Futures contracts	23,773	—	—	23,773
Options purchased[3]	—	—	503,465	503,465
Options written	—	—	(232,083)	(232,083)
Swap agreements	(659,644)	(336,318)	297,421	(698,541)
Total change in net unrealized appreciation/depreciation	$(635,871)	$(336,318)	$2,631,163	$1,658,974

1 Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
2 Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.
3 Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and change in net unrealized appreciation/ depreciation on investments.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Portfolio of investments.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation
The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the

28

Global High Income Fund Inc.
Notes to financial statements

effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts
The Fund may enter into forward foreign currency contracts (“forward contracts“) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts
The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/ or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

29

Global High Income Fund Inc.
Notes to financial statements

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2012 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this

30

Global High Income Fund Inc.
Notes to financial statements

investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes
The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing
The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-marked to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options
The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease

31

Global High Income Fund Inc.
Notes to financial statements

exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. Since August 1, 2005, UBS Global AM has contractually agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the annual rate of 1.25% of the Fund’s average weekly net assets on assets up to $200 million, and at the annual rate of 1.00% of the Fund’s average weekly net assets on assets above $200 million. This fee reduction “breakpoint” continues indefinitely unless the Board agrees to any change. Additionally, effective August 1, 2012, through July 31, 2013, UBS Global AM has agreed voluntarily to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following annual rates:

Average weekly net assets	Advisory fee
Up to $200 million	1.10%[1]
Above $200 million	1.00%

1 Advisory fee rate was 1.20% for the period August 1, 2011, through July 31, 2012, reflecting the impact of a prior voluntary fee waiver arrangement.

At October 31, 2012, the Fund owed UBS Global AM $518,631, which is composed of $606,562 of investment advisory and administration fees less fees waived of $87,931. For the year ended October 31, 2012, UBS Global AM waived $352,082 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed

32

Global High Income Fund Inc.
Notes to financial statements

that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended October 31, 2012, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $11,014,501. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended October 31, 2012.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at October 31, 2012. For the year ended October 31, 2012 and for the year ended October 31, 2011, there were no transactions involving common stock.

Purchases and sales of securities
For the year ended October 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $137,676,385 and $144,112,382, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$15,338,633	$29,630,130
Return of capital	—	669,693
Net long-term capital gains	6,013,534	—
Total distributions paid	$21,352,167	$30,299,823

33

Global High Income Fund Inc.
Notes to financial statements

At October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Capital and other losses	$(5,132,899)
Net unrealized appreciation of investments	14,661,248
Total accumulated earnings	$9,528,349

To reflect reclassifications arising from permanent “book/tax” differences for the year ended October 31, 2012, the Fund’s accumulated undistributed net investment income was decreased $2,147,344, accumulated undistributed net realized gain (loss) was increased $2,209,684, and capital stock was decreased $62,340. These differences are primarily due to paydown losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an indefinite period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.

As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

During the fiscal year ended October 31, 2012, the Fund utilized $2,944,865 of capital loss carryforwards to offset current year realized capital gains. The Fund did not have any capital loss carryforwards expire as of October 31, 2012.

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended October 31, 2012, the Fund did not incur, or elect to defer any such losses.

As of and during the year ended October 31, 2012, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended October 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

34

Global High Income Fund Inc.
Report of Ernst & Young LLP, independent registered public
accounting firm

The Board of Directors and Shareholders of
Global High Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Fund Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High Income Fund Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
December 26, 2012

35

Global High Income Fund Inc.
Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2012. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2013. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. For the year ended October 31, 2012, the amount expected to be passed through to the shareholders as foreign tax credit is approximately $41,513. In addition, for the year ended October 31, 2012, gross income derived from sources within foreign countries amounted to $17,270,741. Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $6,013,534 as long-term capital gains for the fiscal year ended October 31, 2012. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

36

Global High Income Fund Inc.
General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Update regarding the use of derivatives by the Fund
The Fund has expanded its use of certain derivatives consistent with the authorization set forth in the Fund’s registration statement.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options (including, but not limited to, options on futures contracts, on foreign currencies and on swap agreements (explained further below)), futures contracts, forward interest rate and currency contracts, non-deliverable forwards, swap agreements (including, but not limited to, interest rate, total return, currency and credit default swaps), and credit-linked securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund (e.g., managing portfolio duration, hedging), to replace more traditional direct investments, or to obtain exposure to certain markets.

Derivative instruments involve special considerations and risks, including the following:

Derivatives risk: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If UBS Global AM incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

37

Global High Income Fund Inc.
General information (unaudited)

Leverage risk: Leverage involves increasing the total assets in which the Fund can invest beyond the level of its net assets, through investment in certain financial instruments. Because leverage increases the amount of the Fund’s assets, it can magnify the effect on the Fund of changes in market values. As a result, while leverage can increase the Fund’s income and potential for gain, it also can increase expenses and the risk of loss. To the extent the Fund is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in derivatives involving obligations to third parties, if the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts to make such payments until the position expired or matured, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Swap agreement risk: The Fund may enter into various types of swap agreements, including, but not limited to, credit default swaps, total return swaps, interest rate swaps, index swaps, currency swaps and variance swap agreements. Swaps are agreements entered into primarily by institutional investors for periods ranging from a few weeks to a year or longer (e.g., several years). In a standard swap agreement, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap’s market value will vary with changes in that reference asset. In addition, the Fund may experience delays in payment or losses if the counterparty fails to perform under the contract.

Structured security risk: The Fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument (e.g., the risk related to the issuer of the referenced obligation in addition to the risk related to the issuer of the structured note). Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the Fund could suffer a loss.

Illiquidity risk: The Fund’s ability to close out a position in a derivative instrument depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. As a result, certain derivative instruments may be less liquid than other types of securities. The Fund could lose money if it cannot sell such derivative instruments at the time and price that would be most beneficial to the Fund.

Aggressive investment risk: The Fund may employ investment strategies that involve greater risks than the strategies used by other funds that do not use derivative instruments. UBS Global AM may employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

38

Global High Income Fund Inc.
General information (unaudited)

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/asset_management/individual_ investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

39

Global High Income Fund Inc.
General information (unaudited)

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999, which was revised (1) effective June 2005, (2) effective August 2009 and (3) effective June 2012. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 9% to 8% in July 2009, effective beginning with the August 2009 monthly distribution. The Board approved a subsequent reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in May 2012, effective beginning with the June 2012 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

40

Global High Income Fund Inc.
Board approval of investment advisory and
administration contract (unaudited)

Background—At a meeting of the board of Global High Income Fund Inc. (the “Fund”) on July 17-18, 2012, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration contract (the “Investment Advisory and Administration Contract”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory and administrative arrangements for the Fund. The Independent Directors initially discussed the materials provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration contracts.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board evaluated the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $151 billion in assets under management as of March 31, 2012 and was part of the UBS Global Asset Management Division, which had approximately $620 billion in assets under management worldwide as of March 31, 2012. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

41

Global High Income Fund Inc.
Board approval of investment advisory and
administration contract (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver arrangements for the Fund and considered the actual fee rate (after taking the waiver into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). In addition, management provided supplemental total expense data for the Fund as compared to a fuller Lipper classification peer group (including leveraged funds) as the Fund’s Expense Group may have been too small to make any statistically meaningful comparisons. The Expense Group consisted of the Fund and three other comparable non-leveraged funds. The expanded expense universe included leveraged and non-leveraged comparable funds and increased the size of the comparison to the Fund and eight other funds.

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately 10 basis points (i.e., 0.10%) above their respective Expense Group median. The Fund’s total expenses were approximately 25 basis points (i.e., 0.25%) above the Expense Group median. Management noted that the three peers in the Expense Group have narrower investment mandates compared to the Fund; specifically, they invested the majority of their assets in U.S. dollar denominated debt. The Fund, on the other hand, invested in both U.S. dollar and local currency denominated debt, which management believes widens the opportunity set and diversifies the Fund’s risk exposures across multiple interest rate and currency markets. Management also noted that the Fund’s custody fees tend to be higher than its peers due to sizable exposures to local emerging market debt, where custody accounts are more costly to maintain. In addition, the board noted that, in response to its inquiry, UBS Global AM agreed to waive an additional 10 basis points (i.e., 0.10%) of its management fee at the level of the first breakpoint in such fee from August 1, 2012 through July 31, 2013, increasing the voluntary fee waiver from 5 basis points (i.e., 0.05%) to 10 basis points (i.e., 0.10%) and extending the waiver at the increased level for another year. (Giving effect to the voluntary fee waiver, until July 31, 2013, UBS Global AM is paid at the annual rate of 1.10% of the Fund’s average weekly net assets on assets up to $200 million and at the annual rate of 1.00% of the Fund’s average weekly net assets on assets above $200 million.)

In light of the foregoing, including the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Agreement. Nonetheless, the board determined that it would closely monitor the Fund’s expenses over the upcoming year.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2012 and (b) annualized performance information for each year in the ten-year period ended April 30, 2012. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe.

The comparative Lipper information showed that the Fund’s since inception performance was above the Performance Universe median, while the Fund’s one-, three-, five- and ten-year periods underperformed the Performance Universe

42

Global High Income Fund Inc.
Board approval of investment advisory and
administration contract (unaudited)

median. For the one-year period ended April 30, 2012, the Fund ranked in the 80th percentile. For the three-, five- and ten-year periods, the Fund ranked last among the handful of funds in the smaller Lipper grouping, but management again noted the differences between the Fund and the handful of other funds. Management noted that, although the Fund’s overweight to local currency debt detracted over the reporting period, it strongly believes that there are more opportunities in this segment of the market than the US dollar block. Management explained that the local debt market is now considerably larger than the US dollar segment, which it believes will present more opportunities as investors are attracted to higher emerging market debt yields, more robust fundamentals, effective governance and stronger economic outlooks than in many developed countries.

Based on its review of the Fund and management’s presentation, the board concluded that the Fund’s investment performance was satisfactory, but determined to continue to monitor the Fund’s performance over the upcoming year.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee did not contain breakpoints; however, the Fund receives the benefit of a breakpoint via an older fee waiver agreement instituted in 2005 that can only be changed with the consent of the board. The board considered that the Fund’s asset level exceeded the breakpoint as of April 30, 2012 and, as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoint had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints in the Actual Management Fee.

Generally, in light of UBS Global AM’s profitability data, the Contractual Management Fee and Actual Management Fee and the breakpoint currently in place, the board believed that UBS Global AM’s sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

43

Global High Income Fund Inc.
Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2013 annual stockholders meeting, with another class expiring at the 2014 meeting and the remaining class's term expiring at the 2015 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I — Bernard H. Garil and Heather R. Higgins; Class II — Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach; and Class III — Richard R. Burt and Meyer Feldberg. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Interested Directors:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Meyer Feldberg††; 70	Director	Since 1996;	Professor Feldberg	Professor Feldberg is	Professor Feldberg is also
Morgan Stanley		Term expires 2013	is Dean Emeritus	a director or trustee	a director of Macy’s, Inc.
1585 Broadway			and Professor of	of 22 investment	(operator of department
33rd Floor			Leadership and Ethics	companies (consisting	stores), Revlon, Inc.
New York, NY 10036			at Columbia Business	57 portfolios) for which	(cosmetics), SAPPI, Ltd.
			School, although on	UBS Global AM or one	(producer of paper), and
			an extended leave	of its affiliates serves as	the New York City Ballet.
			of absence. He is	investment advisor or
			also a senior advisor	manager.
to Morgan Stanley
(financial services) (since
March 2005). Professor
Feldberg also serves as
president of New York
City Global Partners
(an organization
located in part of the
Office of the Mayor
of the City of New
York that promotes
interaction with other
cities around the world)
(since May 2007). Prior
to July 2004, he was
Dean and Professor of
Management of the
Graduate School of
Business at Columbia
University (since 1989).

44

Global High Income Fund Inc.
Supplemental information (unaudited)

Interested Directors (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Barry M. Mandinach*†††; 56	Director	Since July 2010; Term expires 2015	Mr. Mandinach is a managing director of UBS Global Asset	Mr. Mandinach is a director or trustee of 13 investment	None
			Management (US)	companies (consisting of
			Inc. and UBS Global	45 portfolios) for which
			AM (collectively, “UBS	UBS Global AM serves
			Global AM—Americas	as investment advisor or
			region”). He has	manager.
been with UBS Global
AM—Americas region
or its predecessors
since 2001. He is the
Head of Institutional &
Wholesale Business (US)
(since 2009) as well as
Chief Marketing Officer
(US) since 2006).

Independent Directors:

Richard Q.	Director and	Since 1995	Mr. Armstrong is	Mr. Armstrong is a	None
Armstrong; 77	Chairman of	(Director)	chairman and principal	director or trustee of 13
c/o Keith A. Weller	the Board of	Since 2004	of R.Q.A. Enterprises	investment companies
UBS Global Asset	Directors	(Chairman of	(management	(consisting of 45
Management		the Board of	consulting firm)	portfolios) for which
(Americas) Inc.		Directors);	(since April 1991 and	UBS Global AM serves
1285 Avenue of		Term expires	principal occupation	as investment advisor or
the Americas,		2015	since March 1995).	manager.
12th Floor			Mr. Armstrong was
New York, NY 10019			president or chairman
of a number of
packaged goods
companies (responsible
for such brands as
Canada Dry, Dr. Pepper,
Adirondack Beverages
and Moët Hennessy)
(from 1982 until 1995).

45

Global High Income Fund Inc.
Supplemental information (unaudited)

Independent Directors (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Alan S. Bernikow; 72	Director	Since 2006;	Mr. Bernikow is retired.	Mr. Bernikow is a	Mr. Bernikow is also
207 Benedict Ave.		Term expires	He was a consultant	director or trustee	a director of Revlon,
Staten Island,		2015	on non-management	of 13 investment	Inc. (cosmetics) (and
NY 10314			matters for the	companies (consisting of	serves as the chair of
			firm of Deloitte &	45 portfolios) for which	its audit committee
			Touche (international	UBS Global AM serves	and as the chair of
			accounting and	as investment advisor or	the compensation
			consulting firm) (from	manager.	committee), a director
			June 2003 until 2007).		of Mack-Cali Realty
			Previously, he was		Corporation (real estate
			deputy chief executive		investment trust) (and
			officer at Deloitte		serves as the chair of its
			& Touche.		audit committee) and a
director of the Casual
Male Retail Group,
Inc. (menswear) (and
serves as a member
of its audit committee
and as a member of
its nominating and
corporate governance
committee). He is a
director of Premier
American Bank, N.A.

Richard R. Burt; 65	Director	Since 1995;	Mr. Burt is a managing	Mr. Burt is a director or	Mr. Burt is also a director
McLarty Associates		Term expires	director of McLarty	trustee of 13 investment	of The Central Europe
900 17th Street, N.W.		2013	Associates (a consulting	companies (consisting of	& Russia Fund, Inc.,
Washington,			firm) (since April 2007).	45 portfolios) for which	The European Equity
D.C. 20006			He was chairman of IEP	UBS Global AM serves	Fund, Inc., and The New
			Advisors (international	as investment advisor	Germany Fund, Inc.
			investments and	or manager.
consulting firm) until
February 2009. Prior
to April 2007, he was
chairman of Diligence
Inc. (information and
risk management firm).

46

Global High Income Fund Inc.
Supplemental information (unaudited)

Independent Directors (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Bernard H. Garil; 72	Director	Since 2006;	Mr. Garil is retired	Mr. Garil is a director or	Mr. Garil is also a
6754 Casa Grande		Term expires	(since 2001). He was	trustee of 13 investment	director of OFI Trust
Way Delray Beach,		2014	a managing director	companies (consisting of	Company (commercial
FL 33446			at PIMCO Advisory	45 portfolios) for which	trust company), the
			Services (from 1999	UBS Global AM serves	Leukemia & Lymphoma
			to 2001) where he	as investment advisor	Society (voluntary health
			served as president	or manager.	organization) and a
			of closed-end funds		trustee for the Brooklyn
			and vice-president of		College Foundation, Inc.
			the variable insurance		(charitable foundation).
product funds advised
by OpCap Advisors
(until 2001).

Heather R.	Director	Since 2006;	Ms. Higgins is the	Ms. Higgins is a	None
Higgins; 53		Term expires	president and director	director or trustee
255 E. 49th St.,		2014	of The Randolph	of 13 investment
Suite 23D			Foundation (charitable	companies (consisting of
New York, NY 10017			foundation) (since	45 portfolios) for which
			1991). Ms. Higgins also	UBS Global AM serves
			serves (or had served)	as investment advisor
			on the boards of several	or manager.
non-profit charitable
groups, including the
Independent Women’s
Forum (chairman)
and the Philanthropy
Roundtable (vice
chairman). She also
serves as a member
of the Hoover
Institution (from 2001
to 2007 and since
January 2009).

47

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 47	Vice President	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was
	and Assistant		a director) and deputy general counsel (since 2005) at UBS Global AM—
	Secretary		Americas region. Mr. Allessie is a vice president and assistant secretary of
17 investment companies (consisting of 95 portfolios) for which UBS Global
AM serves as investment advisor or manager.

Rose Ann Bubloski*;	Vice President and	Since 2011	Ms. Bubloski is a director (since March 2012) (prior to which she was an
44	Assistant Treasurer		associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from
2004 through 2007). She was vice president at Cohen & Steers Capital
Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 49	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and
Management—Americas for UBS Global AM—Americas region (since
2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional
Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global
AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of
17 investment companies (consisting of 95 portfolios) for which UBS Global
AM serves as investment advisor or manager.

Thomas Disbrow*;	Vice President	Since 2000	Mr. Disbrow is a managing director (since March 2011) (prior to which
46	and Treasurer	(Vice President)	he was an executive director) (since 2007) and head of North America
		Since 2004	Fund Treasury (since March 2011) of UBS Global AM—Americas region.
		(Treasurer)	Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which
UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an
	Assistant Treasurer		associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of
17 investment companies (consisting of 95 portfolios) for which UBS Global
AM serves as investment advisor or manager.

Christopher S. Ha*;	Vice President and	Since September	Mr. Ha is a director and associate general counsel (since September 2012)
32	Assistant Secretary	2012	at UBS Global AM – Americas region. Prior to joining UBS Global AM –
Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert
LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which
UBS Global AM serves as investment advisor or manager.

48

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**;	Vice President	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal
54	and Secretary		department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of
UBS Global Asset Management Trust Company (since 1993) and secretary of
UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which
UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*;	Vice President and	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate
44	Assistant Treasurer		director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global
AM serves as investment advisor or manager.

Tammie Lee*; 41	Vice President and	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a
	Assistant Secretary		director) (since 2005) and associate general counsel of UBS Global AM—
Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which
UBS Global AM serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance
	Chief Compliance		officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a
	Officer		vice president and chief compliance officer of 17 investment companies
(consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy Osborn*; 46	Vice President and	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an
	Assistant Treasurer		associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region
(since 2006). Mrs. Osborn is a vice president and assistant treasurer of
17 investment companies (consisting of 95 portfolios) for which UBS Global
AM serves as investment advisor or manager.

Eric Sanders*; 47	Vice President and	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—
	Assistant Secretary		Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which
UBS Global AM serves as investment advisor or manager.

Uwe Schillhorn**; 48	Vice President	Since 2004	Mr. Schillhorn is a managing director (since March 2010) (prior to which he was an executive director), and head of emerging markets debt (since 2004)
of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS
Global AM serves as investment advisor or manager.

49

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 56	Vice President and	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury
	Chief Operating		administration department of UBS Global AM—Americas region (since July
	Officer		2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since 2008).
Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 51	Vice President and	Since 1995	Mr. Weller is an executive director and senior associate general counsel of
	Assistant Secretary		UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which
UBS Global AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606-2807.
†	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further described in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Fund as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

50

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

51

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52

Trustees
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer

Investment Manager and
Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase share of its common stock in the open market at market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© UBS 2012. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019-6028

S003

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $68,200 and $62,600, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $4,800 and $3,600, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2012 and 2011 semiannual financial statements, and (2) review of the consolidated 2011 and 2010 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,825 and $4,725, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)

All Other Fees:
In each of the fiscal years ended October 31, 2012 and October 31, 2011, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)

(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through December 2011)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2. Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

_______________

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended October 31, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate fees billed by E&Y of $239,287 and $186,375, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2012	2011
Covered Services	$9,625	$8,325
Non-Covered Services	229,662	178,050

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

       (a) Included as part of the report to shareholders filed under Item 1 of this form.

       (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Name – Uwe Schillhorn Title – Vice President Length of Service – Since 2004

     Business Experience Last 5 Years – Mr. Schillhorn is a managing director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor, sub-advisor or manager.

Information is as of – January 9, 2013

       (a) (2) (i) Portfolio Manager

               Uwe Schillhorn

       (a) (2) (ii) (A) Registered Investment Companies

                       The portfolio manager is responsible for 4 additional Registered Investment Companies (not including the registrant) totaling approximately $266 million as of October 31, 2012.

       (a) (2) (ii) (B) Other Pooled Investment Vehicles

                       The Portfolio Manager is responsible for 13 additional Other Pooled Investment Vehicles totaling approximately $7 billion as of October 31, 2012.

       (a) (2) (ii) (C) Other accounts

                       The Portfolio Manager is responsible for 12 additional accounts totaling approximately $10 billion as of October 31, 2012.

(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account as of October 31, 2012.

One

(a) (2) (iv)	Conflicts.

       The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
       If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
       The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.
       (Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of October 31, 2012.)

      (a) (3) Compensation.

       UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

       The total compensation received by the portfolio managers and analysts at UBS Global AM, including the registrant’s portfolio management team, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.
  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

  Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global AM funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

       UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependant upon the overall profitability of UBS Group and UBS Global AM.

       The allocation of the variable compensation pool to the portfolio manager is linked to the investment performance of the registrant versus its benchmark, here a blended benchmark composed of 50% of J.P. Morgan Emerging Markets Bond Index Global and 50% J.P. Morgan Government Bond Index – Emerging Markets Global Diversified (in USD) and, where appropriate, peer strategies over one and three years.

       For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

       (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of October 31, 2012.)

       (a) (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

                     None

       (Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of October 31, 2012.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	January 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	January 9, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	January 9, 2013